
VERTICAL

INVESTOR DECK 2021

PRIVATE & CONFIDENTIAL

LEGAL DISCLAIMER

About this Presentation

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Proposed Business Combination") between Broadstone Acquisition Corp. ("Broadstone" or "SPAC") and Vertical Aerospace Group Ltd. (the "Company" or "Vertical") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Broadstone, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this presentation should make their own evaluation of the Company and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Broadstone, the Company, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"). You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Broadstone and the Company and it is intended for the recipient hereof only. Neither the Company nor any recipient of this Presentation will be an investment advisory client of Broadstone; recipients must consult their own advisors for investment advice, and investment performance of Broadstone presented herein is for illustrative purposes only to indicate the experience of relevant Broadstone personnel working in the
Company's industry.

Forward-Looking Statements

Certain statements in this Presentation may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Broadstone's or the Company's future financial or operating performance. For example, projections of future EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Broadstone and its management, and the Company and its management, as the case may be, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Broadstone nor the Company undertakes any duty to update these forward-looking statements.

Non-IFRS Financial Measures

This Presentation includes certain financial measures not presented in accordance with International Financial Reporting Standards as promulgated by the International Accounting Standards Board ("IFRS") including, but not limited to, EBITDA and free cash flow and certain ratios and other metrics derived therefrom. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with IFRS. This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding.

Use of Projections

This Presentation contains financial forecasts with respect to the Company's projected financial results, including revenue, gross profit, EBITDA, operating expenses, capital expenditures and free cash flow for the Company's fiscal years 2021 through 2028. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Accordingly, there can be no assurance that the projected results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved. Industry and Market Data In this Presentation, Broadstone and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable, including independent industry reports from Morgan Stanley, Statista, Magna Intelligence. Neither Broadstone nor the Company has independently verified the accuracy or completeness of any such third-party information.

Additional Information

A preliminary proxy statement / prospectus on Form F-4 relating to the Proposed Business Combination is expected to be filed with the SEC and will be mailed to Broadstone's shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. Broadstone's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the definitive proxy statement / prospectus and other documents filed in connection with the Proposed Business Combination, as these materials will contain important information about the Company, Broadstone and the Proposed Business Combination. When available, the definitive proxy statement / prospectus and other relevant materials for the Proposed Business Combination will be mailed to shareholders of Broadstone as of a record date to be established for voting on the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Vertical at 140-142 Kensington Church Street, London W8 4BN, United Kingdom or to Broadstone at Broadstone Acquisition Corp., 7 Portman Mews South, Marylebone, London W1H 6AY, United Kingdom.

Participants in the Solicitation

Broadstone and its directors and executive officers may be deemed participants in the solicitation of proxies from Broadstone's shareholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Broadstone is contained in Broadstone's Registration Statement on Form S-1, which was declared effective on September 10, 2020, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov, or by directing a request to Broadstone at Broadstone Acquisition Corp., 7 Portman Mews South, Marylebone, London W1H 6AY, United Kingdom. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Broadstone in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the proxy statement / prospectus for the Proposed Business Combination when available.

Private Placement

The PIPE financing described herein has not been and will not be registered under the Securities Act or any applicable state securities laws. This Presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. The PIPE financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act). This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest, you should undertake your own diligence regarding the Proposed Business Combination.

Trademarks

The Company has proprietary rights to trademarks used in this Presentation that are important to its business, many of which are registered under applicable intellectual property laws. This Presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, trademarks, trade names and service marks referred to in this Presentation may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. The Company does not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, any other parties.

INTRODUCTION

VERTICAL AEROSPACE AND BROADSTONE BUSINESS COMBINATION SUMMARY

TRANSACTION STRUCTURE

- Vertical Aerospace Ltd to combine with Broadstone Acquisition Corp, a publicly listed Special Purpose Acquisition Company ("SPAC")
- The Transaction is expected to close in Q4 2021
- Post-closing Vertical will be listed on the NYSE with the ticker symbol "EVTL"

VALUATION

- Fully diluted pro-forma equity value of $2.2bn and a pro-forma enterprise value of $1.8bn
  - 0.5x 2026E revenue
  - 1.3x 2026E EBITDA
- Highly attractive valuation entry point relative to peer transactions

CAPITAL STRUCTURE

- $394m of total gross proceeds raised to fund growth, comprising:
  - $305m cash currently held in trust from Broadstone
  - $89m of PIPE proceeds

INVESTORS

Microsoft

Rolls-Royce

American Airlines

Honeywell

AVOLON

ROCKETINTERNET

40 north ventures

VERTICAL AEROSPACE AND BROADSTONE

A PROVEN TRACK RECORD OF DISRUPTING MAJOR INDUSTRIES



HUGH OSMOND

CHAIRMAN

- Serial entrepreneur and investor
- 25+ years of transactions totalling over £10bn
- Delivered IRR of 48% and equity multiple of 3.5x[1]

BROADSTONE
ACQUISITION CORP



STEPHEN FITZPATRICK

FOUNDER & CEO

- Leading energy tech entrepreneur
- Founder of Ovo Energy, Europe's largest independent energy retailer with over $6.5bn of revenue

VERTICAL

1. [illegible]

WHY INVEST?

- Strategy validated by suppliers and customers
- Fast route to scale production at low capital cost
- Multiple routes to market - underpinned by pre-orders of up to 1,000 aircraft
- Seasoned veterans of the aerospace industry with 1,200+ years of experience and over 30 aircraft certified
- Attractive valuation entry point

EXECUTIVE SUMMARY

1.0



WHY EVTOL? WHY NOW?

THE TECHNOLOGY IS READY

The shift in the automotive sector from internal combustion to electric has driven significant technical advancements that can now be applied to aerospace and eVTOL is one of the first useful applications

THE PRICE IS RIGHT

At c.$1 operating cost per seat mile over a 25 mile journey, there is a clear opportunity for eVTOL to replace numerous existing modes of transport for different purposes. Our ambition is to be the leader in opening up this new travel dimension



A REVOLUTIONARY CUSTOMER EXPERIENCE

100x	100x	zero	1/5th
SAFER	QUIETER	EMISSIONS	COST

STATS ARE VS A CONVENTIONAL HELICOPTER

1. Based on VA-X4 certification to EASA standards for commercial aircraft vs. helicopter safety standards. 2. Based on projected VA-X4 noise level of <70dB vs. average helicopter noise level. 3. Based on estimated ticket price per passenger vs. Blade per seat mile cost on an estimated 25 mile journey.


VERTICAL
VERTICAL

DESIGNED TO WIN

A SINGULAR FOCUS ON THE FASTEST ROUTE TO SCALE

CERTIFICATION

- Designed around existing, certifiable technology
- Top tier aerospace R&D partners
- World class team that have certified and supported 30+ aircraft and propulsion systems

OPERATING MODEL

- Focus on what delivers true competitive advantage
- Leverage ecosystem for economies of scale
- Asset-light strategy delivers attractive returns

GLOBAL ECOSYSTEM

- Certified to highest global standards = largest potential TAM
- Conditional pre-orders of up to 1,000 aircraft from strategic commercial partners American Airlines, Avolon and Virgin Atlantic[1]

1 Conditional pre-orders from Avolon and American Airlines with pre-order option from Virgin Atlantic

BACKED BY GLOBAL LEADERS

KEY STRATEGIC PARTNERS ARE ALSO INVESTORS

TECHNICAL INVESTORS

MICROSOFT
World's largest software company

Microsoft

$2tn Market Capitalization

ROLLS-ROYCE
One of the world's largest industrial tech companies

Rolls-Royce

$12bn Market Capitalization

HONEYWELL
A leading provider of flight controls and avionics

Honeywell

$156bn Market Capitalization

COMMERCIAL INVESTORS

AVOLON
World's second largest aircraft lessor[1]

AVOLON

$31bn Total Assets[2]

AMERICAN AIRLINES
The world's largest airline

American Airlines

200m Passengers Annually[3]

Market data from Factset, as of 23/04/2021. 1 By fleet size following announcement of AerCap's acquisition of GECAS. 2 Avolon 2020 Year-End 3 As of 2019



STEPHEN FITZPATRICK — OVO energy
FOUNDER & CEO



MICHAEL CERVENKA — Rolls-Royce
PRESIDENT



PAUL HARPER — AIRBUS
HEAD OF CERTIFICATION



EDUARDO DOMINGUEZ — AIRBUS
CHIEF COMMERCIAL OFFICER



VINNY CASEY — OVO energy
CHIEF FINANCIAL OFFICER



STEVE ACKROYD — OVO energy
HEAD OF BUSINESS DEVELOPMENT



TIM WILLIAMS — Rolls-Royce
CHIEF ENGINEER



ERIC SAMSON — GENERAL DYNAMICS
HEAD OF ENGINEERING



VIC TERRY — dyson
HEAD OF DIGITAL SYSTEMS



LIMHI SOMERVILLE — JAGUAR
HEAD OF BATTERY



MADHU BHABUTA — GCHQ
CHIEF INFORMATION OFFICER



LAWRENCE BLAKELEY — AIRBUS
HEAD OF POWERTRAIN

EXCEPTIONAL SENIOR TEAM

HAND PICKED FROM AEROSPACE AND ADVANCED AUTOMOTIVE

Notes: Statistics as of March 2021. Logos represent previous employers of note

120+ VERTICAL ENGINEERS

- 850+ years of aerospace experience safety, efficiency, scale
- 400+ years of F1 experience technology, performance, agility

300+ ENGINEERS FROM STRATEGIC PARTNERS

- R&D resources from supply chain partners dedicated to VA-X4 development

UNIQUE DEPTH OF TALENT

- At the epicentre of aerospace and F1 technical and supply chain ecosystem



VERTICAL
VERTICAL

VA-X4

CAPACITY	RANGE	TOP SPEED	CO_2 EMISSIONS	INITIAL CERTIFICATION	OPERATING COST
5 People	100+ Miles	200+ mph	0	EASA/CAA	c.$1.06 per seat mile
1 x pilot 4 x passengers		up to an altitude of 5,000ft			for a 25 mile journey

Aircraft statistics are expected figures based on company information


2016
VERTICAL FOUNDED
2017
VA- X 1 TETHERED TEST FLIGHT
2018
VA- X 1 FULL TEST FLIGHT
2019
VA-X2 FULL TEST FLIGHT
2020
VA-X4 DESIGN UNVEILED AND EASA TYPE CERTIFICATION APPLICATION
2021
VA-X4 TEST FLIGHT
2022
PILOTED TEST FLIGHT AND TRANSITION FROM HOVER TO WINGBOURNE FLIGHT
2023
2024
AIRCRAFT TYPE CERTIFICATION
EASA
Civil Aviation Authority

OUR JOURNEY TO CERTIFICATION

KEY TAKEAWAYS

- Focus on meeting existing technical and regulatory envelope
- Chairing EASA Electrical VTOL working group
- Partners de-risk certification of systems

TECHNOLOGY PARTNERSHIPS

TECHNOLOGY PARTNERSHIPS COMBINED WITH INTERNAL EXPERTISE. A SOPHISTICATED EVTOL ECOSYSTEM THAT ALLOWS US TO FOCUS ON HIGHEST VALUE ADD

VERTICAL

IN HOUSE

- AIRCRAFT – Design
- BATTERY – System Design
- ROTOR – Design
- SYSTEMS – Integration & Simulation
- CERTIFICATION – Global Aviation

SPECIALIST PARTNERS

- Honeywell – FLIGHT CONTROLS
- Rolls-Royce – POWERTRAIN
- Microsoft – DIGITAL
- SOLVAY – COMPOSITES
- GKN – HARNESS
- AVOLON – LEASING

2026 AIRCRAFT ESTIMATED MANUFACTURING COST BREAKDOWN


$1.64M
STRUCTURES
SYSTEMS
AVIONICS
ASSEMBLY & DELIVERY
TOTAL COST

ESTIMATED OPERATING COST PER MILE BREAKDOWN[1]


$1.19
$3.06
$4.25
$1.06
FIXED COST
VARIABLE COST
TOTAL COST
COST PER SEAT

COMMERCIAL MODEL

BOTTOM-UP, RIGOROUS APPROACH TO COMMERCIAL MODEL

- Prepared with key partners
- Costings assessed on a bottom-up basis
- Anticipate rapid scaling post certification as a result of partner scale and ecosystem
- Partner ecosystem and OEM model drive low capital investment / asset intensity
- Break-even profitability and cash flow achieved on sale of c.61 and c.86 aircraft respectively[1]
- Medium term opportunity from growing and recurring service revenues

1. For an illustrative 25 mile journey. Operational cost per mile excludes any margin on aircraft services.

Credible and attractive alternative, with improved journey times at competitive per PAX prices


25 MILE JOURNEY
JOURNEY TIME
TICKET PRICE PER PAX
eVTOL[1]
16 mins
c.$65[2]
Taxi/Uber
83 mins
$45
Light & Medium Helicopters
15 mins
$325

Extensive existing infrastructure including over 5,000 public use airports provides a ready-made network of landing sites for regional and last-leg trips


Chicago
New York
Philadelphia
Washington
Charlotte
Los Angeles
Phoenix
Dallas/Fort Worth
Miami
Public use airports and 100 mile radius
American Airlines major hub airports[3]

European population density and transit activity represent a significant number of inter and intra-city land and air journeys that Vertical is well-positioned to service


Cities over 100,000 population and 100 mile radius
Capital cities and 500 mile radius

COMPELLING PROPOSITION

Sources: Bureau of Transportation Statistics, 2020 1. Anticipated pricing / travel time 2. Assumed load factor of 68% and gross margin of 40% 3. American Airlines US hub and feeder network.

American Airlines

US

LAUNCH PARTNER IN NORTH AMERICAN WITH CONDITIONAL PRE-ORDER FOR UP TO 350 AIRCRAFT

virgin atlantic

UK

LAUNCH PARTNER IN HOME UK MARKET WITH PRE-ORDER OPTION OF UP TO 150 AIRCRAFT

AVOLON

GLOBAL

GLOBAL ASSET FINANCE PARTNER WITH CONDITIONAL PRE-ORDER FOR UP TO 500 AIRCRAFT

MULTIPLE ROUTES TO MARKET WITH UP TO 1,000 AIRCRAFT ON PRE-ORDER[1]

POTENTIAL ORDER VALUE OF $4BN

1. Conditional pre-orders from Avolon and American Airlines with pre-order option from Virgin Atlantic



COMMERCIAL PARTNERSHIP WITH AMERICAN AIRLINES

AMERICAN IS THE WORLD'S LARGEST AIRLINE AND CARRIES OVER 200M PEOPLE A YEAR

- Key equity holder
- Conditional pre-orders of 250 aircraft plus option for additional 100
- Targeted delivery of aircraft starting in 2024
- Strategic cooperation around operations, customer experience, route planning, staffing and infrastructure

American Airlines

1 2019 numbers


Virgin
virgin atlantic

COMMERCIAL PARTNERSHIP WITH VIRGIN ATLANTIC

VIRGIN ATLANTIC, THE MOST LOVED TRAVEL COMPANY AND ONE OF THE WORLD'S MOST INNOVATIVE AIRLINES

- Pre-order option of 50 aircraft plus option for additional 100
- Targeted delivery of aircraft starting in 2024
- Strategic cooperation around operations, customer experience, route planning, staffing and infrastructure

virgin atlantic

842

Owned, managed and committed aircraft[1]

$31bn

Total Assets[1]

146

Airline customers globally[1]


FLORIDA
NEW YORK
DUBLIN GLOBAL HQ
DUBAI
HONG KONG
SHANGHAI
SÃO PAULO
SINGAPORE
Illustrative relationships in key markets

COMMERCIAL PARTNERSHIP WITH AVOLON

AVOLON IS THE WORLDS SECOND LARGEST LESSOR AND HAS A GLOBAL NETWORK OF AIRLINE AND OEM RELATIONSHIPS

- Key equity holder
- Conditional pre-orders of 310 aircraft plus option for additional 190[2]
- Targeted delivery of aircraft starting in 2024
- Strategic cooperation to combine aircraft plus financing plus services to enable eVTOL business model to be rolled out to global ecosystem of partners

1. Avolon 2020 Year-End. 2. Order will be executed through Avolon e, an affiliate of Avolon

RAPID SCALING OF VA-X4

ASSET- LIGHT BUSINESS MODEL AND A FAST AND CLEAR PATH TO PROFITABILITY, DELIVERING A TARGET $1.4BN EBITDA IN 2026

GLOBAL VA-X4 PRODUCTION VOLUME TARGET


NUMBER OF AIRCRAFT
50
250
1,000
1,500
2,000
2024E
2025E
2026E
2027E
2028E

VERTICAL AEROSPACE EBITDA – LONG TERM TARGET


$MM
(53)
(83)
(109)
(9)
270
1,357
2,072
2,761
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E

VERTICAL AEROSPACE REVENUE – LONG TERM TARGET


$MM
192
931
3,566
5,424
7,270
2024E
2025E
2026E
2027E
2028E

VERTICAL AEROSPACE FCF [1] – LONG TERM TARGET


$MM
Cash flow break-even:
86 aircraft sales per year
Required to recover investment:
302 aircraft total sales
(54)
(86)
(191)
(52)
127
772
1,263
1,698
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E

Company information 1 Calculated as EBITDA less taxes, capex and change in net working capital

KEY CAPITAL USES

CAPITAL USES ARE CONSERVATIVE AND HAVE BEEN BUILT IN CONJUNCTION WITH PARTNER ECOSYSTEM

Phase I: VA-X4 Design & Certification Program (2021–2024)

- Develop an aircraft capable of certification and mass production
- Build-out of world leading electric aerospace engineering team
- Industrial aerospace partnerships increase capital efficiency, accelerate path to certification and leverage partner investment
- In-house development of core enabling battery system and rotor technology

Vertical Aerospace 2021–2024 Anticipated Key Capital Uses ($mm)



Phase I: $248mm net funding requirement after accounting for cash on BS and government grants
Phase II: $38mm net funding requirement accounting for ~$100m of OEM gross profit contribution forecast in 2024
296
(48)
69
Phase IIa
69
Phase IIb
(100)
45
Phase I (2021–2024)
Phase II (2023–2024)
Phase III (2023–2024)

Phase II: State of the Art Assembly Facility (2023–2024)

- Staged production scaling to align with partner pre-orders
- Final assembly facilities in the UK and Asia with annual capacity of 1,500 aircraft each[1]
- Highly automated production processes leveraging latest industry 4.0 technology

Phase III: Commercial Platform & Organization (2023–2024)

- Phase III: Commercial Platform & Organization (2023-2024)
- R&D to drive additional model and functionality build-out
- Expand global sales and service delivery organization
- Development of cloud services software platform

1. UK & Asia expansion to [illegible] respectively



REVOLUTION IS HAPPENING

THE POINT OF INFLECTION IS NOW

c.$1 operating cost per seat mile unlocks numerous applications

STRATEGY IS DE-RISKED

Asset-light business model using certifiable technology delivers break-even with only 86 aircraft sales a year

OUR TEAM & PARTNERS ARE WORLD-CLASS

Confidence in execution from mature tier-1 partner ecosystem and exceptional talent

VA-X4

2.0


VERTICAL

DESIGN PHILOSOPHY

FOCUS ON WHAT IS CERTIFIABLE
NOT JUST WHAT IS POSSIBLE

FOCUS ON FLEXIBILITY OF APPLICATION
PASSENGER, CARGO, MEDIVAC

FOCUS ON SCALABILITY OF DESIGN
LONGER RANGE, MORE PASSENGERS


VERTICAL

VA-X4


Honeywell

VA-X4 – 4PAX



VA-X4 – 4PAX

KEY TECHNOLOGIES & PRODUCTION

3.0

SUPERIOR TECHNOLOGY

Low noise, zero emissions and certified to the same safety standards as commercial airliners

POWERTRAIN

Co-developed with Rolls-Royce to be one of the world's lightest and safest eVTOL electric powertrains to unlock maximum performance for the VA-X4

Rolls-Royce

NEXT-GENERATION FLIGHT CONTROLS

The VA-X4 unique Honeywell systems significantly reduce pilot workload, minimizing pilot training and operating costs

Honeywell


VERTICAL

ADVANCED ROTORS

4 tilting rotors at the front and 4 stowable rotors at the rear enable high efficiency in all phases of flight and support a vehicle noise signature which is 15dBA lower than a comparable helicopter

VERTICAL

PROPRIETARY BATTERY SYSTEM

Vertical's proprietary battery system utilizes the latest commercial cells to deliver 220 Wh/Kg and will be certified to have the highest safety standards delivering leading range and vehicle economics

VERTICAL

DIGITAL

Leveraging the ongoing digital disruption to enhance collaboration and partner integration reducing the time to market and unlocking operational efficiencies at an aircraft and fleet level

Microsoft

HIGH PERFORMANCE



Efficiency gains give a disproportionate range benefit

LOW NOISE



Very low rotor noise is essential to vehicle acceptance

IMPACT TOLERANT



Impact tolerant, redundant rotor structure enables commercial aviation safety levels

ADVANCED ROTORS

DESIGNED TO MEET THE UNIQUE REQUIREMENTS OF EVTOL

eVTOL architectures open up new rotor design options but also introduce tough new requirements and constraints

ADVANCED ROTORS

KEY ENABLER OF A SAFE, QUIET, EFFICIENT AND ROBUST AIRCRAFT

Tilting and stowing combination balances weight against low drag in cruise. Management of unsteady rotor loads is key to a smooth passenger experience Rotor noise is a key product differentiator and the company has invested to build an understanding of eVTOL specific rotor noise The barriers to entry for the design of highly optimized rotors are high and Vertical's investment in this technology provides a substantial competitive advantage.

Vertical has developed world class experience in eVTOL rotor design through a program of rig and wind tunnel testing, flight testing and computational optimization. We have tested rotors designed by us and manufactured by external companies on both a sub and full-scale



ROTORS



RICHARD ALEXANDER

BRITISH AEROSPACE

HEAD OF FLIGHT PHYSICS

Richard has held key positions on numerous aircraft programs, including the BAE Jetstream and Bombardier CSeries, and most recently on CAE's electric training aircraft project.

VERTICAL

Recruited world-renowned experts, combined with industry-leading simulation and testing

PROPRIETARY BATTERY SYSTEM

BEST IN CLASS BATTERY AND CELL COMPONENTS

Internally developed battery system leveraging best in class battery and cell components to limit weight and drive unit economics

Testing ongoing since 2019

- EASA and CAA witnessed crash and thermal run-away tests (March 2020)
- Battery fire and containment testing
- Vibration, cooling and battery cell degradation testing
- Extensive battery systems engineering activity and design, including fault tree analysis, structural analysis and battery management system development and testing
- Joint research program into smart charging and advanced diagnostics in collaboration with Warwick Manufacturing Group

Attractive agreed long term pricing and secured continuity of cells supply to enable scaling

BATTERY



LIMHI SOMERVILLE

HEAD OF BATTERY

Leads eVTOL EuroCAE battery certification panel and sits on EASA eVTOL certification board's battery division. Previously led Jaguar I PACE battery development. Joined May 2019

JAGUAR

Lower weight is critical to enabling greater payload
Key driver of cost and performance

Built in intelligence allows precise analytics optimization
Boosts unit economics over life



VERTICAL

Partnered for secure supply of high performance battery cells

POWERTRAIN

THE WORLD'S LIGHTEST AND SAFEST

Developed with Rolls-Royce to be the world's lightest and safest electric powertrain, exclusive to Vertical to unlock maximum performance for the VA-X4

Rolls-Royce have extensive experience in the development and certification of high criticality aerospace products and an established supply chain that is certified to deliver airworthy components globally and at scale

Rolls-Royce has powered 1,500 electric aircraft missions and delivered more than 170,000 kWh of electrical performance

POWER



LAWRENCE BLAKELEY

AIRBUS

HEAD OF POWERTRAIN

Previously head of electrical systems at Airbus. Spent over 20 years in systems, design and manufacturing, all within highly regulated industries. Joined November 2017



ROLLS ROYCE

Rolls-Royce class-leading powertrain weight, certified to the most stringent EASA safety standards

NEXT GENERATION FLIGHT CONTROLS

DRASTICALLY REDUCE PILOT WORKLOAD

A combination of our advanced flight control systems, high levels of automation and state of the art cockpit HMI will significantly reduce pilot workload

VA-X4 uses an advanced control system based on the same design philosophy as the F-35. Ease and precision of flying the VA-X4 far exceeds any existing rotorcraft and our Simplified Vehicle Operations road map will facilitate increasing levels of autonomy when regulatory environment allows

Triple redundant architecture certified to the same safety standards as commercial airlines

SYSTEMS



VIC
TERRY

dyson

HEAD OF DIGITAL SYSTEMS

Extensive systems engineering and aerospace safety software expertise. Joined October 2017



Honeywell

Honeywell's 100yr history in safety critical flight controls (hardware & software) provides huge risk reduction to certification

DIGITAL

OPENING ADJACENT MARKETS

Utilizing the power of big data analytics powered by Microsoft technology such as IoT hub enables Vertical to offer valuable data insights for both our customers and our business

Combining our data sources of in-service aircraft, company infrastructure and 3rd party systems allows Vertical to provide a wealth of services in these 4 main areas: Vehicle Operations, Fleet Management, Industry 4.0 and Business Intelligence. A key example of this is prolonging the useful life of the battery

On top of data insights, Vertical Cloud Services will also provide enhanced functionality to handle the next generation of Vehicle operations like On Demand Ride Sharing



Microsoft
VERTICAL CLOUD SERVICES
VEHICLE OPERATIONS
FLEET MANAGEMENT
INDUSTRY 4.0
BUSINESS INTELLIGENCE

DIGITAL



MADHU BHABUTA

CIO

GCHQ

Seasoned CIO across multiple sectors including Aerospace, Defence, Insurance, Telecommunications and Healthcare. Joined December 2019

Microsoft

Microsoft Azure provides class-leading web services designed to scale while maintaining security and reliability


HEAD OF PRODUCTION IN POST
TODAY
VA-X4 BUILD
VA-X4 FIRST FLIGHT
POA TECHNICAL EXPOSITION SUBMITTED
POA GRANTED
FAL READY FOR INITIAL RATE PRODUCTION
RATE 1000 PRODUCTION ACHIEVED
2021
2022
2023
2024
2025
2026
HEAD OF PRODUCTION RECRUITMENT
FAL SITE SELECTION AND PLANNING PERMISSIONS
FAL CONFIGURATION / BUILD
INITIAL PRODUCTION OF PRODUCTION STANDARD TEST AIRCRAFT
INITIAL LOW RATE PRODUCTION OF 1ST DELIVERY AIRCRAFT
PRODUCTION RAMP UP
POA EVIDENCE COLLECTION, PROCESS REFINEMENT & AUDITS
VALIDATION OF PRODUCTION METHODS AND SUPPLY CHAIN
COPY & PASTE VALIDATED PRODUCTION METHOD ACROSS MULTIPLE GLOBAL FALS

FAST, LOW COST PRODUCTION RAMP UP

FINAL ASSEMBLY LINE TIMELINE

Note:
- VA-X4 is the demonstrator aircraft in build as of Q1 2021

Note: Expected timeline based on company estimates.

ADDRESSABLE MARKET

4.0


Huge Urban Air Mobility Market[1]
Upside TAM of $4.4tn by 2040[4]
Annual TAM of $1tn by 2040[4]
EASA
CAA/EASA Certification unlocks global reach
ROW
US
2021
2025
2030
2035
2040

TARGET MARKETS

SUBSTANTIAL TANGIBLE OPPORTUNITY TODAY
WITH HIGH GROWTH FORECAST

MULTIPLE MARKETS TODAY VERTICAL'S VA-X4 WILL BE IMMEDIATELY COMPETITIVE IN

$302bn	$538bn	$53bn	$23bn
Current TAM of Ride Hailing & Taxi[1]	Current TAM of Commercial Airlines[1]	Current TAM of Helicopters[2]	Current TAM of Private Jets[3]

1. Statista Mobility Market Outlook, 2019 TAM 2. Statista Global Helicopter Market Outlook, 2020 TAM 3. Magna Business Jet Market Databank, 2020 TAM 4. Morgan Stanley Research, eVTOL/Urban Air Mobility TAM Update, May 2021

CITY CENTRE

CBD SHUTTLE

Rather than battle downtown traffic, check in at your nearest CBD vertiport and take the short hop to the airport, landing terminal side and ready to board your flight





REGIONAL

RURAL TERMINAL EXTENSIONS

Drive to your nearest regional terminal conveniently located off the major freeways next to existing services. Park your car, check in and pass security at the vertiport before being whisked silently and quickly in an eVTOL aircraft to the airport where you land terminal side ready to board your flight


SCARSDALE
NEW HAVEN
MANHATTAN
THE HAMPTONS
JFK
100 mile Range

ILLUSTRATIVE USE CASES

JFK – MANHATTAN

VERTICAL	5 MINS 13 MILES
CAR/TAXI	1HR 10MINS
TRAIN	1HR 15MINS

JFK – GREENWICH, CT

VERTICAL	11 MINS 27 MILES
CAR/TAXI	55 MINS
TRAIN	2HRS 05MINS

JFK – SCARSDALE

VERTICAL	10 MINS 25 MILES
CAR/TAXI	1HR
TRAIN	2HRS

JFK – THE HAMPTONS

VERTICAL	30 MINS 74 MILES
CAR/TAXI	2HRS 10MINS
TRAIN	3HRS 05MINS

EXAMPLE MARKETS

NEW YORK CITY

As well as high frequency JFK-Manhattan shuttle services, there are a number of high GDP per capita target markets for fast, zero emission air-taxi services to and from JFK representing an attractive market for first and business propositions

Note: Journey time will vary on time of day. Based on Vertical estimates.


ILLUSTRATIVE USE CASES
BRIGHTON – LHR
VERTICAL 20 MINS 47 MILES
CAR/TAXI 1HR 30MINS
TRAIN 1HR 40MINS
LONDON GATWICK – LHR
VERTICAL 10 MINS 24 MILES
CAR/TAXI 45 MINS
TRAIN 1HR 10MINS
BRISTOL – LHR
VERTICAL 37 MINS 93 MILES
CAR/TAXI 2HRS
TRAIN 2HRS 09MINS
CAMBRIDGE TO LHR
VERTICAL 22 MINS 56 MILES
CAR/TAXI 1HR 30MINS
TRAIN 2HRS 10MINS
CAMBRIDGE
BRISTOL
LONDON HEATHROW
LONDON GATWICK
BRIGHTON
100 mile Range

TARGET MARKETS

HEATHROW HUB

There are 37 towns and cities with populations over 100,000 within 100 miles of Heathrow Airport

These towns and cities represent a target population of 7.7m (excluding London) that Vertical can connect into the Heathrow hub. Manchester airport will follow

virgin atlantic

Note: Journey time will vary on time of day. Based on Vertical estimates.

FINANCIAL HIGHLIGHTS

5.0

$mm	2024E	2025E	2026E	2027E	2028E
Annual Aircraft Production (# Aircraft)	50	250	1,000	1,500	2,000
Aircraft Sales	180	846	3,181	4,485	5,621
Aircraft Services	12	85	385	939	1,649
Total Revenue	192	931	3,566	5,424	7,270
YoY Growth %	-	384%	283%	52%	34%
Aircraft Sales	98	436	1,543	2,230	2,885
Aircraft Services	2	17	77	188	330
Gross Profit	100	453	1,620	2,418	3,214
Gross Margin %	52%	49%	45%	45%	44%
Operating Expenses	(109)	(183)	(264)	(346)	(453)
EBITDA	(9)	270	1,357	2,072	2,761
EBITDA Margin %	(5%)	29%	38%	38%	38%
Less: Taxes	1	(63)	(329)	(503)	(668)
Less: Change in NWC	(5)	(18)	(57)	(94)	(115)
Less: Capex	(40)	(63)	(198)	(212)	(281)
Free Cash Flow[1]	(52)	127	772	1,263	1,698

LONG TERM BUSINESS PLAN

Aircraft Services aims to contribute 18% of total revenue over the period 2024-28, operating on 20% gross margin. Revenue growth expected to be driven initially by increasing OEM unit sales, and resulting in recurring Aircraft Services revenue providing sustained growth throughout period. Gross margin decreases due to decreasing unit sale price in OEM business before normalizing at 44% in 2028.

EBITDA margin expected to be maintained through economies of scale and advanced production technology, resulting in significantly decreased manufacturing costs per unit. Initial capex spend expected to be driven by outlay to build UK and Asia production facilities, and throughout the period the total capex spend increasingly reflects pilot training costs.

Source: Company estimates | 1. Calculated as EBITDA less taxes, capex and change in net working capital

TRANSACTION HIGHLIGHTS

6.0

OVERVIEW OF TRANSACTION

TRANSACTION SUMMARY

- Pre-money equity value of $1.75bn
- Implied pro-forma enterprise value of $1.84bn
- Broadstone Acquisition Corp. and Vertical Aerospace to enter into a business combination
  - Broadstone to receive 7.6m founder shares upon close
  - Vertical Aerospace to receive additional 35m shares, released in equal parts upon share price reaching $15 and $20 post-close[1]
- American Airlines receive 8.75m initial shares and invests $25m in the PIPE receiving a further 2.5m shares
- Avolon receive 6.38m initial shares and invests $15m in the PIPE receiving a further 1.5m shares
- Virgin Atlantic receive 2.265m warrant shares with a $10.00 strike price
- Stephen Fitzpatrick and Broadstone to invest $5m each in the PIPE receiving a further 0.5m shares each

PRO-FORMA VALUATION	$m
Share Price	$10
Pro-Forma Shares Outstanding[2]	222.1
Equity Value	**$2,221**
Debt	$0
Existing Cash on Balance Sheet[3]	($32)
Net Cash Proceeds	($344)
Enterprise Value	**$1,845**

SOURCES	$m
Broadstone Cash Held in Trust[4]	$305
PIPE	$89
Broadstone Equity	$76
Existing Shareholder Equity	$1,750
Total Sources	**$2,221**

USES	$m
Net Cash Proceeds to Vertical	$344
Broadstone Equity	$76
Existing Shareholder Equity	$1,750
Estimated Transaction Expenses	$50
Total Uses	**$2,222**

ILLUSTRATIVE PRO-FORMA OWNERSHIP AT CLOSE[6]


Broadstone Equity 3%
PIPE Holders 2%
SPAC Public Holders 14%
Avolon 4%
American Airlines 5%
Existing Holders[5] 72%

VALUATION MULTIPLES IN PERSPECTIVE


EVTOL
DISRUPTIVE MOBILITY
SHARED ECONOMY
EV / 2025E
REVENUE
2.0X
6.4X
2.6X
1.8X
7.8X
4.6X
1.5X
0.7X
3.1X
2.7X
1.0X
0.8X
VERTICAL
JOBY
ARCHER
LILIUM
ASTRA
ARRIVAL
Uber
lyft
WHEELS UP
BLADE
EV / 2025E
EBITDA
6.9X
25.0X
10.5X
33.4X
40.3X
18.4X
3.2X
2.9X
16.8X
14.1X
10.4X
2.5X
VERTICAL
JOBY
ARCHER
LILIUM
ASTRA
ARRIVAL
Uber
lyft
WHEELS UP
BLADE

Source: Company filings, Factset as of 23/04/2021 1. Based on 2027 estimates. 2. Based on 2024 estimates.

VALUATION MULTIPLES IN PERSPECTIVE



EVTOL
DISRUPTIVE MOBILITY
SHARED ECONOMY
EV / 2026E
REVENUE
0.5X
2.3X
1.2X
0.7X
5.3X
4.6X
N.A.
0.7X
2.7X
2.6X
N.A.
0.5X
VERTICAL
JOBY
ARCHER
LILIUM
ASTRA
ARRIVAL
Uber
lyft
WHEELS UP
BLADE
EV / 2026E
EBITDA
1.4X
5.6X
4.1X
3.3X
N.A.
18.4X
N.A.
2.9X
13.2X
16.0X
N.A.
1.4X

Source: Company filings, Factset as of 29/04/2021 1. Based on 2027 estimates. 2. Based on 2024 estimates.

URBAN AIR MOBILITY – FINANCIAL BENCHMARKING

VERTICAL BUSINESS PLAN HAS THE POTENTIAL TO DELIVER FAR HIGHER RETURNS ON CAPITAL EMPLOYED RELATIVE TO OTHER EVTOL PLAYERS

AIRCRAFT PRODUCTION[1]


50 10 115 90
250 250 272 325
1,000 500 550 600
1,500 650 - 950
2024E
2025E
2026E
2027E

REVENUE ($BN)


0.2 0.0 0.1 0.2
0.9 1.0 0.7 1.3
3.6 2.2 2.1 3.3
5.4 3.4 - 5.9
2024E
2025E
2026E
2027E

EBITDA ($M)


(53) (159)
(83) (190)
(109) (165)
(9) (147) (69) (180)
270 255 105 70
1,357 647 824 708
2,072 1,092 1,440
2021E
2022E
2023E
2024E
2025E
2026E
2027E

FREE CASH FLOW[2] ($M)


(54) (209)
(86) (250)
(91) (338)
(57) (205) (620) (250)
127 (10) (710) (64)
772 157 (629) 476
1,263 500 - 946
2021E
2022E
2023E
2024E
2025E
2026E
2027E

VERTICAL ARCHER JOBY LILIUM


VERTICAL

INVESTOR DECK 2021

PRIVATE & CONFIDENTIAL

VERTICAL